Exhibit 99.1
 corporate presentation 2017  Symbol: BSGM

 Disclaimer  Symbol:BSGM  *  This presentation contains forward-looking statements including statements that address activities, events or developments that BioSig expects, believes or anticipates will or may occur in the future, such as predictions of financial performance, approvals and launches by BioSig of new products, market acceptance of BioSig’s products, market and procedure projections, financing plans, and related documents. Forward-looking statements are based on BioSig’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond BioSig’s control. These risks and uncertainties include the timing of approvals for BioSig products, rate and degree of market acceptance of products, BioSig’s ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products and the impact of failure to obtain such clearances and approvals on its ability to promote its products and train doctors and operators in the use of its products, the timing of and ability to obtain reimbursement if required of procedures utilizing BioSig’s products and the potential impact of current healthcare reform initiatives thereon, competition from existing and new products and procedures or BioSig’s ability to effectively react to other risks and uncertainties described from time to time in BioSig’s SEC filings, such as fluctuation of financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, negative publicity, current worldwide economic conditions and share price volatility. BioSig does not guarantee any forward-looking statements, and actual results may differ materially from those projected. Unless required by law, BioSig undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

 Symbol:BSGM  *  Visibility Leads to Cures  In 1900, a third of all US deaths were from pneumonia, tuberculosis and diphtheria  In 2014, less than 1000 people died from these diseases  Today heart problems are the number one cause of death  Better visualization enabled these successes  BioSig is developing technologies to help doctors better visualize abnormal heart rhythms  There may be a multi-billion dollar potential market for our patent-pending medical visualization technology

 Risk of stroke 4-to 5-fold(5th leading cause of death in US)  Symbol:BSGM  *  Atrial Fibrillation (AFib)Background  Normal Heart Rhythm  Atrial Fibrillation (as one example of acomplex arrhythmia)  Everyone over 40 has a 1 in 4 lifetime risk   Affects > 6M in US  Rapid/irregular heart rate  Complex arrhythmias expensive due to multiple ablation procedures needed  Sources: CDC, http://www.preventaf-strokecrisis.org/files/files/The%20AF%20Report%2014%20April%202012.pdf  Left Atrium  Right Atrium  SA Node

 Improved signals should enable more precise treatment and less procedures  Ventricular Tachycardia (VT)  Symbol:BSGM  *  Normal Heart Rhythm  VentricularTachycardia  ≈ 450,000 Sudden cardiac deaths in the US annually  Rapid / irregular heartbeat in the ventricles of the heart  Rapidly fatal if not reversed  Can be treated with ablation  Left Ventricle  SA Node  Right Ventricle

 Current Diagnosis to Treatment  Symbol:BSGM  *  ECG  Medication  EP Study  Ablation  Diagnose  ChooseTreatment  BioSig’s Focus: Improve Diagnosis Increase Ablation Success

Ablation: One Current Solution For Atrial Fibrillation (AFib)



Left Atrium
Catheter

- Catheter inserted into heart
  - Scars tissue that harbors abnormal heart rhythm
    - The catheter will use either heat or cold to scar the tissue
      - When done in the right place AFib stops

Goal: Improve cardiac signal accuracy to reduce costs; repeat procedures

(1)http://journals.lww.com/ajnonline/Fulltext/2015/10000/CE___Catheter_Ablation_of_Atrial_Fibrillation.25.aspx

Symbol:BSGM

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 Comparison with Competition  Symbol:BSGM  *  Micro-componentsrevealed  Competition in Blue  BioSig’s PURE EP™ System in Red  Noisy Signal  Noisy Signal  Low amplitude signals revealed

 Driver: Ablation becoming first line of therapy   Large & Fast Growing Market  Symbol:BSGM  *  EP Labs: Estimated 5,000 WW; 3,000 in the USBy 2020, expected 422,000 procedures in the US with over $3B in revenues    EP Devices  Current EP Market is <$4 B worldwide  $ in Billions  Procedure Growth  Procedures

 Competitive Landscape EP Recording Devices  Symbol:BSGM  *  ~$1 BILLION Installed Base   Our competitors’ technology is dated

 Symbol:BSGM  *  PURE EP System Testimonial  "The dynamic range of the system is larger - likely will translate into better ability to see both large and small (frequency and amplitude) signals with similar resolution. This is a major problem with present systems, where in order to see smaller signals, we have to amplify the signals, and in doing so, we lose the ability to see larger signals without saturating these signals.”  “The improved resolution may translate to better ability to pick up specific signals and relate them to specific structure and substrate.”  "The display options are also more intuitive and flexible.  For example, different filtering can be applied to the same signal and displayed as separate, simultaneous signals.  Presently this is not possible with the existing systems to my knowledge."  Samuel J. Asirvatham, M.D. Mayo Clinic  MDDI - http://www.mddionline.com/article/cutting-out-noise-target-arrhythmias-07-08-15

Path To Market

BioSig technologies

2017				2018
Q1	Q2	Q3	Q4	Q1
	AF SYMPOSIUM	HRS Meeting		On going market develop-ment and clinical research
	Submit Abstracts	510 (k) Clearance		
Phase 2 Detailed Design Engineering Confidence Testing & Beta Build	Phase 3 Design Refinements Verification Test and Iteration	FDA Review Launch Prep & Production Builds	Targeted Launch Ver. 1.0 MARKET INTRO	

Symbol:BSGM

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Upcoming Major Company Milestones

BioSig technologies

CATEGORY	Q1	Q2	Q3	Q4
PEER REVIEWED PUBLICATIONS	Engineering Journal – 1H 2017 Cardiology Journal – 1H 2017			
ON-GOING CLINICAL TRIALS	Mayo – Advanced Research Initiative Mount Sinai – VT Scar Model UCLA – Advanced VT Mapping			
INDUSTRY SYMPOSIA		Heart Rhythm Society – May 10-13, 2017 EHRA-CARDIOSTIM – June 18-21, 2017		
NEW PATENT APPLICATIONS	Visualization Tools		Recording EP Procedures	
FDA 510(k) CLEARANCE	**Submission** 1H 2017		**FDA Clearance** 2H 2017	
UPLIST TO NASDAQ		**Uplist to NASDAQ**		

Symbol:BSGM

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Board of Directors

BioSig technologies

Kenneth L. Londoner, MBA	**Founder, Executive Chairman, Director;** Endicott Management Partners, J & W Seligman & Co
Gregory D. Cash	**President, CEO and Director:** U.S. Surgical, Boston Scientific, Medtronic
Roy T. Tanaka	**Director;** Former CEO of BioSense Webster, Johnson & Johnson; Volcano Corp, VytronUS, Coherex Medical
Seth H. Z. Fischer	**Director;** Current CEO & Dir: Vivus, Inc; Former WW Chairman: Johnson & Johnson, Cardiovascular
Patrick J. Gallagher, MBA	**Director;** Managing Director Laidlaw & Co.; Kinex Pharma; Founder BDR Research Group, Kidder Peabody
Jeffrey F. O'Donnell, Sr.	**Director;** CEO, Chair: Trice Medical; Chair: Mela Sciences; Founder: Embrella Cardiovascular
Jerome B. Zeldis, MD, PhD	**Director;** CEO of Celgene Global Health & Chief Medical Officer of Celgene Corporation; Chairman: Alliqua
David Weild IV, MBA	**Director;** Founder & CEO: Weild & Co.; Vice Chairman: NASDAQ; Head of Corporate Finance Prudential
Donald E. Foley	**Director;** CEO & Chair: Wilmington Trust; Sr VP, Treas, & Dir: ITT Corp; Asst Treas: Int'l Paper Co.

Nasdaq · Wilmington Trust · Medtronic · Prudential Bring Your Challenges · Alliqua Biomedical · Johnson & Johnson · Volcano Precision Guided Therapy · Boston Scientific Advancing science for life · Celgene

Symbol:BSGM

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Proven Management Team

BioSig technologies

Kenneth L. Londoner, MBA	**Founder, Executive Chairman, Director;** Endicott Management Partners, LLC, J & W Seligman & Co
Gregory D. Cash	**President, CEO and Director;** Pres: Argent International, NeuroTherm, Heartsine Tech, Vasomedical, Datascope, Eminent Tech; Mgmt: U.S. Surgical, Boston Scientific, Medtronic
Steve Chaussy, CPA	**CFO;** Liberski Inc, Anna & Co, Penske Automotive, Ford Hogg and Cobbe
Jay O. Millerhagen, MS, MBA	**VP Clinical Research;** VP Clinical/Mkt Dev: RESPICARDIA, Inc.; VP/Sr Dir Clinical: St Jude Medical; Dir New Product Planning, Brady Mktg, Heart Failure R&D/Mktg, Bus Alliance Mktg with J&J, GE Healthcare: Boston Scientific
Brian McLaughlin	**VP Corporate Finance, Investor Relations;** President & COO: Ridgeback Capital; Head of Equity Trading: Sigma Capital; Trader: SAC Capital & JP Morgan & Co.

J. & W. Seligman & Co.

PENSKE

Boston Scientific
Advancing science for life™

GE Healthcare

St. Jude Medical

Medtronic

J.P.Morgan

Johnson & Johnson

Symbol:BSGM

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World-Class Scientific Advisory Board

BioSig technologies

Andrea Natale, MD, Chairman	**Executive Medical Director**, Texas Cardiac Arrhythmia Institute, St. David's Medical Center
Samuel Asirvatham, MD	**Professor of Medicine & Vice Chair of Division of Cardiovascular Diseases**, Department of Medicine; program director Clinical Cardiac Electrophysiology Training Program, Mayo Clinic in Rochester, Minnesota
K. L. Venkatachalam, MD	**Assistant Professor of Medicine**, Division of Cardiovascular Diseases, Mayo Clinic in Jacksonville, Florida
Kalyanam Shivkumar, MD, PhD	**Director**, UCLA Cardiac Arrhythmia Center; Professor of Medicine & Radiology
Mauricio Arruda, MD	**Director**, Clinical Electrophysiology & Pacing, University Hospitals Case Medical Center
Vivek Reddy, MD	**Director**, Cardiac Arrhythmia Service and a Helmsley Trust Professor of Medicine, Mount Sinai Medical Center in New York
Luigi Di Biase, MD, PhD	**Senior Researcher at Texas Cardiac Arrhythmia Institute**; Associate Professor, Albert Einstein College of Medicine, Adjunct Professor at the UT Austin

MAYO CLINIC University Hospitals Case Medical Center TEXAS CARDIAC ARRHYTHMIA INSTITUTE St. David's Medical Center UCLA Health Mount Sinai

Symbol:BSGM

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Presentations and Manuscripts from Pre-Clinical Studies

BioSig technologies

Enhanced Electrophysiology Recording Improves Signal Acquisition and Differentiation

Presented by team from Mayo Clinic at the *13th Annual International Dead Sea Symposium (IDSS) in Tel-Aviv* and available online, March 2016 – ***Peer Reviewed***

Enhanced Electrophysiology Recording System

Presented at 38th Annual International Conference EMBC 2016, August 2016 – ***Peer Reviewed***

Novel electrophysiology signal recording system enables specific visualization of the Purkinje network and other high frequency signals

JACC Clinical Electrophysiology, Volume 2, Issue 7, Page 850, December 2016 – ***Peer Reviewed***

Symbol:BSGM

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 PURE EP – Development Path Collaborating with Leading Centers  Symbol:BSGM  *  June 2011  Concept Developed with Texas Cardiac Arrhythmia Institute  June 2013  PURE EP System Proof of Concept (POC) Test at UCLA  September 2014  PURE EP System Prototype Test at UCLA  December 2014  Visit to Mayo Clinic to plan Pre-Clinical Studies  March, June &November 2015  Pre-Clinical Studies at Mayo Clinic  July 2016  Commencement of Advanced Research Program at Mayo Clinic   Other Collaborations  Brigham And Women’s Hospital in Boston  June 2016  Initial Pre-Clinical Study at Mount Sinai in NY  UH Case Medical Center in Cleveland

EP Sector M&A Activity

BioSig technologies

Company	Proof of Concept	Prototype	Clinical Data	CE Mark	FDA	Sales	Acquirer/ Investor	Valuation
HeartWare	●	●	●	●	●	●	Medtronic	**$1.1 Billion** June 2016
St. Jude Medical	●	●	●	●	●	●	Abbott	**$25 billion** April 2016
Hansen Medical	●	●	●	●	●	●	Auris Surgical Robotics	**$80 million** April 2016
Kalila Medical Formed 2010	●	●	●	●	●	●	Abbott	Undisclosed Feb 2016
nContact Formed 2005	●	●	●	●			Atricure	**$149 million** Oct 2015
CardioInsight Formed 2006	●	●	●	●	●	●	Medtronic	**$272 million** June 2015
Topera Medical Formed 2010	●	●	●	●	●		Abbott	**$350 million** Dec 2014
Endosense SA Formed 2003	●	●	●	●		●	St. Jude	**$331 million** Aug 2013
Bard EP Division of CR Bard	●	●	●	●	●	●	Boston Scientific	**$275 million** Nov 2013
Rhythmia Medical Formed 2004	●	●	●				Boston Scientific	**$410 million** Oct 2012

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 Symbol:BSGM  *  BioSig Technologies, Inc. (BSGM)  OTCQB: BSGMWWW.BIOSIGTECH.COM  Key Company Data  (2/17/17)   Recent price:  $1.54  52-week range:  $1.05 - $2.20  Primary shares i/o:  23.68 million  Float:  11.8 million  Market cap:  $36.47 million  Headquarters:   Minneapolis, MN

BioSig Investment Highlights

- Large & Growing Cardiac Arrhythmia Patient Population ⇒ Ablations Increasing 10%+ Annually
- $4B Total Addressable Market for EP Devices at 10% Growth Annually ⇒ High Demand for New Technologies
- World-Class Management Team, Board of Directors & Scientific Advisory Board
- Aggressive M&A Activity ⇒ High Growth Sector
- Plan to Uplist to NASDAQ in 2017
- FDA Submission 1H 2017 ⇒ FDA Clearance 2H 2017

Symbol:BSGM

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Contact BioSig


BioSig
technologies
PURE EP

Ken Londoner

Founder, Executive Chairman

(203) 644-5200

klondoner@biosigtech.com

Gregory Cash

President & Chief Executive Officer

(612) 309-4747

gcash@biosigtech.com

Brian McLaughlin

VP, Corporate Finance & Investor Relations

(917) 370-9817

bmclaughlin@biosigtech.com

This document is being provided on a confidential basis by BioSig Technologies, Inc. solely for the information of those persons to whom it is transmitted. No person in any jurisdiction may treat this document as constituting either an offer to sell or solicitation of an offer to buy any securities in the Company. A prospective subscriber must rely solely on the terms of and disclosure of information including important information regarding risks and conflicts of interest contained in the Company's final offering memorandum and related documents, the only basis on which subscriptions may be made.

Symbol:BSGM

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